UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2005

Quest Software, Inc.

(Exact name of registrant as specified in its charter)

California	000-26937	33-0231678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Irvine Center Drive, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 754-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Quest Software, Inc. is filing this amendment to its Current Report on Form 8-K filed on May 4, 2005 to replace Exhibit 99.1 to conform to the press release issued. An inaccurate header was inadvertently included in the originally filed exhibit.

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2005, Quest Software, Inc. (“Quest”) issued a press release announcing operating results for the quarter ended March 31, 2005. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless Quest specifically incorporates the foregoing information into those documents by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release issued by Quest Software, Inc. on May 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.
Date: May 5, 2005
	By:	/s/ Kevin E. Brooks
Kevin E. Brooks
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press release issued by Quest Software, Inc. on May 4, 2005.